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                                                                    EXHIBIT 10.3

          AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT



         This Amendment dated as of December 31, 1998 by and among the lenders signatories hereto, Comerica Bank as agent for the Banks (in such capacity, "Agent"), Trim Systems Operating Corp., a Delaware corporation ("Holdings"), Tempress, Inc., a Washington corporation ("Tempress") and Trim Systems, LLC, a Delaware limited liability company ("Trim").

                                        RECITALS

         A. Holdings, Tempress, Trim, Agent and the lenders signatories hereto (other than the Swing Line Bank) entered into that certain Revolving Credit and Term Loan Agreement dated as of October 29, 1998 ("Agreement").

         B. The parties desire to amend the Agreement to provide a swing line facility for the benefit of Holdings, Tempress and Trim.

         The parties agree that the Agreement is amended as follows:

         1. The definition of "Advance(s)" set forth in Article 1 of the Agreement is amended to read as follows:

                  "'Advance(s)' shall mean, as the context may indicate, a borrowing requested by Borrowers and made by the Banks (other than the Swing Line Bank) under Section 2.1 hereof or requested by the Borrowers and made by the Banks (other than the Swing Line Bank) under Section 4A.1 hereof or requested by the Borrowers and made by the Banks (other than the Swing Line
                  Bank) under Section 4B.1 hereof or requested by the Borrowers and made by the Swing Line Bank under Section 4c.1 hereof, including without limitation any readvance, refunding or conversion of such borrowing pursuant to Section 2.3, 4A.3 or 4B.3 hereof, any advance in respect to the Letter of Credit under Section 3.6 hereof (including without limitation the unreimbursed amount of any draws under any Letter of Credit) and shall include, as applicable, a Eurocurrency-based Advance and Prime-based Advance."

         2. The definition of "Banks" set forth in Article 1 of the Agreement is amended to read as follows:
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                  "'Banks' shall mean Comerica Bank and such other financial institutions from time to me parties hereto as lenders and shall include the Revolving/Term Banks, the Swing Line Bank and the Issuing Bank and any assignee which becomes a Bank pursuant to Section 14.8 hereof."

         3. The definition of "Majority Banks" set forth in Article 1 the Agreement is amended to read as follows:

                  "'Majority Banks' shall mean at any time Banks holding 66-2/3% of the aggregated principal amount of the Indebtedness then outstanding under the Notes (provided that, for purposes of determining Majority Banks hereunder, indebtedness outstanding under Swing Line Note shall be allocated among the Banks based upon their respective Percentages), or, if not Indebtedness is then outstanding. Banks holding 66-2/3% of the Percentages; provided however, so long as there are only three (3) Banks holding the same Percentages as set forth on Schedule 1.2 on the Effective Date, "Majority Banks" shall mean all of the Banks."

        4. The definition of "Note(s): set forth in Article 1 the Agreement is amended to read as follows:

                  "'Notes' shall mean the Revolving Credit Notes, the Term Notes and the Swing Line Note."

         5.  The following definitions are added to the Agreement.

                  "'Request for Swing Line Advance' shall mean a Request for Swing Line Advance issued by Borrowers under Section 4C.3 of this Agreement in the form attached hereto as Exhibit N, as amended or otherwise modified."

                  "'Revolving/Term Bank' shall mean each Bank which is a lender of the Revolving Credit under Article 2 hereof or the Term Loans under Article 4A or Article 4B hereof, and their successors and assigns."

                  "'Swing Line Advance' shall mean a borrowing made by Swing Line Bank to Borrowers pursuant to Section 4C.1 hereof."

                  "'Swing Line Commitment' shall mean Three Million Dollars ($3,000,000), subject to termination pursuant to Section 10.2 hereof."


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
                  " 'Swing Line Credit' shall mean the revolving credit loan to be advanced to the Borrowers by the Swing Line Bank pursuant to Article 4C hereof, in an aggregate amount (subject to the terms hereof), not to exceed, at any one time outstanding, the Swing Line Commitment."

                  " 'Swing Line Bank' shall mean Comerica Bank, in its capacity as lender under Article 4C of this Agreement, and its successors and assigns."

                  " 'Swing Line Note' shall mean the swing line note described in Section 4C.1 hereof, made by Borrowers to Swing Line Bank in the form annexed hereto as Exhibit O, as such Note may be amended or supplemented from time to time, and any notes issued in substitution, replacement or renewal thereof from time to time."

         6. Section 2.3(c) of the Agreement is amended to read as follows:

                  "(c) the principal amount of such Revolving Credit Advance, plus the principal amount of all other Revolving Credit Advances and Swing Line Advances then outstanding hereunder, plus the Letter of Credit Obligations, less the principal amount of any outstanding Swing Line Advance or Revolving Credit Advance to be refunded by the requested Revolving Credit Advance, shall not excess the lesser of the then applicable (i) Revolving Credit Aggregate Commitment and (ii) Borrowing Base."

         7. Sections 2.6, 2.7 and 2.8 of the Agreement are amended to read as follows:

                  "2.6 Revolving Credit Commitment Fee. From the Effective Date to the Revolving Credit Maturity Date, the Borrowers shall pay to the Agent for distribution to the Banks pro-rata in accordance with their respective percentages, a Revolving Credit Commitment Fee quarterly in arrears commencing January 1, 1999 (in respect of the prior fiscal quarter or portion thereof), and on the first day of each fiscal quarter thereafter. The Revolving Credit Commitment Fee shall be equal to the sum of the Applicable Commitment Fee Percentage times the daily amount by which the Revolving Credit Aggregate Commitment then in effect less the aggregate daily undrawn amount of any Letters of Credit exceeds the principal amount of Advances outstanding from time to time under the Revolving Credit and the aggregate principal amount of all Swing Line Advances outstanding from time to time, computed on a daily basis. The Revolving Credit Commitment Fee shall be computed on the basis of a year of three hundred sixty (360) days and assessed for the actual number of days elapsed. Whenever any payment of the Revolving Credit Commitment Fee shall be due on a day


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                  which is not a Business Day, the date for payment thereof
                  shall be extended to the next Business Day. Upon receipt of such payment, Agent shall make prompt payment to each Revolving/Term Bank of its share of the Revolving Credit Commitment Fee based upon its respective Percentage. It is expressly understood that the Revolving Credit Commitment Fees described in this Section are not refundable under any circumstances."

                  "2.7 Reduction of Indebtedness; Revolving Credit Aggregate Commitment. If at any time and for any reason the aggregate principal amount of Revolving Credit Advances and Swing Line Advances hereunder to Borrowers, plus the Letter of Credit obligations which shall be outstanding at such time, shall exceed the lesser of the then applicable (i) Revolving Credit Aggregate Commitment and (ii) Borrowing Base, the Borrowers shall immediately reduce any pending request for an Advance on such day by the amount of such excess and, to the extent any excess remains thereafter, immediately repay an amount of the Indebtedness equal to such excess and, to the extent such Indebtedness consists of Letter of Credit Obligations, provide cash collateral on the basis set forth in Section 10.2 hereof. Borrowers acknowledge that, in connection with any repayment required hereunder, it shall also be responsible for the reimbursement of any prepayment or other costs required under
                  Section 12.1 hereof; provided, however, that Borrowers may, in their discretion, in order to reduce any such prepayment costs and expenses, first prepay such portion of the Indebtedness then carried as a Prime-based Advance, if any."

                  "2.8 Optional Reduction or Termination of Revolving Credit Aggregate Commitment. The Borrowers may, upon at least five
                  (5) Business Days' prior written notice to Agent, permanently reduce the Revolving Credit Aggregate Commitment in whole at any time, or in part from time to time, without premium or penalty, provided that: (i) each partial reduction of the Revolving Credit Aggregate Commitment shall be in an aggregate amount equal to at least One Million Dollars ($1,000,000) or a larger integral multiple of One Million Dollars ($1,000,000);
                  (ii) each reduction shall be accompanied by the payment of the Revolving Credit Commitment Fee, if any, accrued to the date of such reduction; (iii) the Borrowers shall prepay in accordance with the terms hereof the amount, if any, by which the sum of the aggregate unpaid principal amount of Revolving Credit Advances, plus the Swing Line Advances plus the Letter of Credit Obligations, exceeds the then applicable Revolving Credit Aggregate Commitment, taking into account the aforesaid reductions thereof, together with accrued but unpaid interest on the principal amount of such prepaid Advances to the date of prepayment; and (iv) no reduction shall reduce the amount of the Revolving Credit Aggregate Commitment to an amount which is less than the Letter of Credit Obligations at such time. Reductions of the Revolving Credit Aggregate Commitment and


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                  and accompanying prepayments of the Revolving Credit Notes shall be distributed by Agent to each Revolving/Term Bank in accordance with such Bank's Percentage thereof, and will not be available for reinstatement by or readvance to Borrowers and any accompanying prepayments of the Swing Line Note shall be distributed by Agent to the Swing Line Bank and will not be available for reinstatement by or readvance to Borrowers. Any reductions of the Revolving Credit Aggregate Commitment hereunder shall reduce each Bank's portion thereof proportionately (based upon the applicable Percentages), and shall be permanent and irrevocable. Any payment made pursuant to this Section shall be applied first to outstanding Prime-based Advances under the Revolving Credit, next to Swing Line Advances and next to Eurocurrency-based Advances."

         8. Article 4C is added to the Agreement as follows:

                  "4C. SWING LINE CREDIT

                  "4C.1 Swing Line Advances. The Swing Line Bank shall, on the terms and subject to the conditions hereinafter set forth (including Section 4C.3), make one or more Advances (each such Advance being a "Swing Line Advance") to Borrowers from time to time on any Business Day during the period from the date hereof to (but excluding) the Revolving Credit Maturity Date in an aggregate amount not to exceed the Swing Line Commitment at any time outstanding; provided, however, that after giving effect to all Swing Line Advances and all Revolving Credit Advances requested to be made on such date, the sum of the aggregate principal amount of all outstanding Revolving Credit Advances, Swing Line Advances and Letter of Credit Obligations shall not exceed the lesser of the then applicable (a) Revolving Credit Aggregate Commitment and (b) Borrowing Base. All Swing Line Advances shall be evidenced by the Swing Line Note, under which Advances, repayments and readvances may be made, subject to the terms and conditions of this Agreement. Each Swing Line Advance shall mature and the principal amount thereof shall be due and payable by Borrowers on the last day of the Interest Period applicable thereto. In no event whatsoever shall any outstanding Swing Line Advance be deemed to reduce, modify or affect any Bank's commitment to make Revolving Credit Advances based upon its Percentage.

                  "4C.2 Accrual of Interest; Margin Adjustments. The Swing Line Note, and all principal and interest outstanding thereunder, shall mature and become due and payable in full on the Revolving Credit Maturity Date. Each Swing Line Advance shall, from time to time after the date of such Advance, bear interest at the Prime-based Rate. The amount and date of each Swing Line Advance, its Applicable Interest Rate and the amount and date of any


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                  repayment shall be noted on Agent's records, which records will be conclusive evidence thereof, absent manifest error; provided, however, that any failure by the Agent to record any such information shall not relieve Borrowers of their obligation to repay the outstanding principal amount of such Advance, all interest accrued thereon and any amount payable with respect thereto in accordance with the terms of this Agreement and the Loan Documents.

                  "4C.3 Requests for Swing Line Advances. Borrowers may request a Swing Line Advance only after delivery to Swing Line Bank of a Request for Swing Line Advance expected by a person authorized by each of the Borrowers to make such requests on behalf of such Borrower, subject to the following and to the remaining provisions hereof:

                           (a) each such Request for Swing Line Advance shall
                  set forth the information required on the Request for Swing Line Advance including without limitation the proposed date of Swing Line Advance, which must be a Business Day;

                           (b) each such Request for Swing Line Advance shall
                  be delivered to Swing Line Bank by 12:00 p.m. (Detroit time) on the proposed date of the Swing Line Advance;

                           (c) the principal amount of such requested Swing
                  Line Advance, plus the principal amount of all other Revolving Credit Advances and Swing Line Advance then outstanding hereunder, plus the Letter of Credit Obligations, shall not exceed the lesser of the then applicable (i) Revolving Credit Aggregate Commitment and (ii) Borrowing Base;

                           (d) each Request for Swing Line Advance, once
                  delivered to Swing Line Bank, shall not be revocable by Borrowers, and shall constitute a certification by the Borrowers as of the date thereof that:

                                    (i)   to the best knowledge of Borrowers all
                                          conditions to Advances have been
                                          satisfied;

                                    (ii)  there is no Default or Event of
                                          Default in existence, and none shall
                                          exist upon the making of the Swing
                                          Line Advance; and

                                    (iii) the representations and warranties
                                          contained in this Agreement and the
                                          Loan Documents are true and correct in
                                          all material respects and shall be
                                          true and


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                                   correct in all material respects as of and
                                   immediately after the making of the Swing
                                   Line Advance.

                  Swing Line Bank shall promptly deliver to Agent by telecopier a copy of any Request for Swing Line Advance received.

                       Swing Line Bank, may, at its option, lend under this
                  Article 4C upon the telephone request of an authorized officer of each of the Borrowers and, in the event Swing Line Bank makes any such Advance upon a telephone request, the requesting officer(s) shall, if so requested by Swing Line Bank, fax to Swing Line Bank, on the same day as such telephone request, a Request for Swing Line Advance. Borrowers hereby authorize Swing Line Bank to disburse Advances under this Article 4C pursuant to the telephone instructions of any person purporting to be a person identified by name on a written list of persons authorized by the Borrowers to make Requests for foregoing. Borrowers acknowledge that Borrowers shall bear all risk of loss resulting from disbursements made upon any telephone request. Each telephone request for an Advance shall constitute a certification of the matters set forth in the Request for Swing Line Advance form as of the date of such requested Advance.

                       At the option of Swing Line Bank, in lieu of written
                  Requests for Swing Line Advances, Borrowers may utilize Swing Line Bank's "Sweep to Loan" automated system for obtaining Swing Line Advances. Each time a Swing Line Advance is made using the "Sweep to Loan" system, it shall constitute a certification by Borrowers of the matters set forth in the Request for Swing Line Advance form as of such date, Swing Line Bank may revoke Borrowers' privilege to use the "Sweep to Loan" system at any time and after any such revocation, the regular procedures set forth here in shall apply.

                       "4C.4 Disbursement of Swing Line Advances.  Subject to
                  submission of an executed Request for Swing Line Advance by Borrowers without exceptions noted in the compliance certification therein and to the other terms and conditions hereof, Swing Line Bank shall make available to Borrowers the amount so requested, in same day funds, not later than 4:00 p.m. (Detroit time) on the date of such Swing Line Advance by credit to an account of Borrowers maintained with Swing Line Bank or to such other account or third party as Borrowers may reasonably direct. Swing Line Bank shall promptly notify Agent of any Swing Line Advance by telephone, telex or telecopier.


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
                           "4C.5  Refunding of or Participation Interest in
                  Swing Line Advances.

                           (a) The Swing Line Bank, at any time in its sole and absolute discretion, may on behalf of the Borrowers (which hereby irrevocably direct the Swing Line Bank to act on their behalf) request each Revolving/Term Bank (including the Swing Line Bank in its capacity as a Revolving/Term Bank) to make a Prime-based Advance of the Revolving Credit in an amount equal to such Revolving/Term Bank's Percentage of the principal amount of the Swing Line Advances (the "Refunded Swing Line Advances") outstanding on the date such notice is given; provided that (i) at any time the aggregate outstanding principal amount of all Swing Line Advances exceeds the Swing Line Commitment, then the Agent shall, on behalf of the Borrowers (which hereby irrevocably direct the Agent to act on their behalf), promptly request each Revolving/Term Bank (including the Swing Line Bank) to make a Revolving Credit Advance in an amount equal to such Revolving/Term Bank's Percentage of the principal amount of such outstanding Swing Line Advance, and (ii) Swing Line Advances may be prepaid by Borrowers in accordance with the provisions of Section 5.6 hereof. Unless any of the events described in Section 10.1(j) shall have occurred (in which event the procedures of paragraph (b) of this Section 4C.5 shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Credit Advance are then satisfied, each Revolving/Term Bank shall make the proceeds of its Revolving Credit Advance available to the Agent for the ratable benefit of the Swing Line Bank at the office of the Agent specified in Section 2.4(a) prior to 11:00 a.m. Detroit time, in funds immediately available on the Business Day next succeeding the date such notice is given. The proceeds of such Revolving Credit Advances shall be immediately applied to repay the Refunded Swing Line Advances.

                           "(b)  If, prior to the making of a Revolving Credit
                  Advance pursuant to paragraph (a) of this Section 4C.5, one of the events described in Section 10.1(j) shall have occurred, each Revolving/Term Bank will, on the date such Revolving Credit Advance was to have been made, purchase from the Swing Line Bank an undivided participating interest in the Refunded Swing Line Bank an undivided participating interest in the Refunded Swing Line Advance. Each such Bank will immediately transfer to the Agent, in immediately available funds, the amount of its participation and upon receipt thereof the Agent will deliver to such Bank a Swing Line Bank Participation Certificate in the form of Exhibit P dated the date of receipt of such funds and in such amount.

                           "(c)  Each Revolving/Term Bank's obligation to make
                  Revolving Credit Advances and to purchase participation interests in accordance with clauses (a) and (b) above shall be absolute and unconditional and shall not


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

                  be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Bank may have against Swing Line Bank, any of the Borrowers or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or Event of Default; (iii) any adverse change in the condition (financial or otherwise) of any of the Borrowers or any other Person; (iv) any breach of this Agreement by any of the Borrowers or any other Person; (v) any inability of any of the Borrowers to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such participating interest is to be purchased or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Bank does not make available to the Agent the amount required pursuant to clause
                  (a) or (b) above, as the case may be, the Agent shall be entitled to recover such amount on demand from such Bank, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Effective Rate for the first two Business Days and at the Alternate Base Rate thereafter.

                           "Notwithstanding the foregoing however, no Bank shall
                  be required to make any Revolving Credit Advance to refund a Swing Line Advance or to purchase a participation in a Swing Line Advance if prior to the making of such Swing Line Advance by the Swing Line Bank, the Agent received written notice from a Bank specifically stating that such Bank believed that one or more of the conditions precedent to the making of Swing Line Advance(s) had not been met and, in fact, such conditions precedent were not satisfied at the time of the making of such Advance; provided, however that the obligation of the Revolving/Term Banks to make such Revolving Credit Advance or purchase a participation in such Swing Line Advance shall be acquired upon the earlier of occur of (x) the date on which the Bank notifies the Agent that such prior notice is withdrawn and (y) the date of which all conditions precedent to the making of such Swing Line Advance have been satisfied (or waived by the Majority Banks or all Banks, as applicable)."

         9. The first sentence of Section 5.6 of the Agreement is amended to read as follows:

                  "Borrowers may prepay all or part of the outstanding balance of any Prime-based Advance(s) or Eurocurrency-based Advance(s) at any time."

         10. Section 11.1(d) of the Agreement is amended to read as follows:

                           "(d) All payments to be made by Borrowers under this
                  Agreement or any of the Notes (including without limitation payments under the Swing Line Note) shall be made without set-off or counterclaim, as aforesaid, and,


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

                  subject to compliance by the Banks with Section 14.13, without deduction for or on account of any present or future withholding or other taxes of any nature imposed by any governmental authority or of any political subdivision thereof or any federation or organization of which such governmental authority may at the time of payment be a member, unless Borrowers are compelled by law to make payment subject to such tax. In such event, Borrowers shall:

                                  "(i)  pay to the Agent for Agent's own
                                        account and/or, as the case may be, for
                                        the account of the Banks (and in the
                                        case of Advances of the Swing Line, pay
                                        to the Swing Line Bank which funded such Advances) such additional amounts as may be necessary to ensure that the Agent and/or such Bank or Banks receive a net amount equal to the full amount which would have been receivable had payment not been made subject to such tax; and

                                   (ii) remit such tax to the relevant taxing
                                        authorities according to applicable law, and send to the Agent or the applicable Bank (including the Swing Line Bank) or Banks, as the case may be, such certificates or certified copy receipts as the Agent or such Bank or Banks shall reasonable require as proof of the payment by the Borrowers, of any such taxes payable by the Borrowers."

        11. The first sentence of Section 12.8 of the Agreement is amended to read as follows:

                  "If (i) the obligation of any Bank to make Eurocurrency-based Advances has been suspended for pursuant to Section 12.3 or
                  Section 12.4 (ii) any Bank has demanded compensation under
                  Section 12.5, 12.7 or 3.4(b), or (iii) any Bank has wrongfully failed to fund its Percentage of any requested Advance under Section 2.4(c) or Section 3.6, (in each case, an "Affected Lender"). Borrower shall have the right, with the assistance Agent, to seek a substitute Lender or Lenders (which may be one or more of the Banks (the "Purchasing Lender" or "Purchasing Lenders") to purchase the Notes and assume the Commitment (including without limitation its participation in Swing Line Advances and Letters of Credit) under the Agreement of such Affected Lender."


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

         12. Section 14.11 of the Agreement is amended to read as follows:

                  "14.11 Amendment and Waiver. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by Borrowers, the Parent or any Subsidiary therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) or, if this Agreement expressly so requires with respect to the subject matter thereof, by all Banks (and, with respect to any amendments to this Agreement or the other Loan Documents, by Borrowers, the Parent or the Subsidiaries which are signatories thereto), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) increase any Bank's commitments hereunder, (b) reduce the principal of, or interest on, the Notes or any Fees or other amounts payable hereunder, (c) postpone any date fixed for any payment of principal of, or interest on, the Notes or any Fees or other amounts payable hereunder, (d) waive any Event of Default specified in Sections 10.1(a) or (b) hereof, (e) except as expressly permitted hereunder, or under the Collateral Documents, release or defer the granting or perfecting of a lien or security interest in any Collateral or release any guaranty or similar undertaking provided by any Person except as shall be otherwise expressly permitted in this Agreement or any other Loan Document, provided however that Agent shall be entitled to release any Collateral which any Borrower or any Subsidiary is permitted to sell or transfer under the terms of this Agreement or the other Loan Documents without notice to or any further action or consent of the Banks; (f) terminate or modify any indemnity provided to the Banks hereunder or under the other Loan Documents, except as shall be otherwise expressly provided in this Agreement or any other Loan Document, (g) take any action which requires the approval or consent of all Banks pursuant to the terms of this Agreement or any other Loan Document, (h) change the definition of "Majority Banks" or this Section 14.11; provided further, that no amendment, waiver, or consent shall, unless in writing and signed by the Agent in addition to all the Banks, affect the rights or duties of the Agent under this Agreement or any other Loan Document; and provided further, that no amendment, waiver or consent shall, unless in writing signed by the Swing Line Bank, do any of the following: (x) reduce the principal of, or interest on, the Swing Line Note or (y) postpone any date fixed for any payment of principal of or interest on, the Swing Line Note. All references in this Agreement to "Banks" or "the Banks" shall refer to all Banks, unless expressly stated to refer to Majority Banks."

         13. Section 14.16 of the Agreement is amended to read as follow:

                  "14.16 "Complete Agreement; Conflicts. This Agreement, the Notes, any Requests for Revolving Credit Advance, Requests for Swing Line Advance and Term Loan requests hereunder, and the Loan Documents contained in the entire Agreement of the parties hereto superseding all prior agreements, discussions and understandings relating to the subject matter hereof, and none of the parties shall be bound by anything not expressed in writing. In the event of any conflict between the terms of this Agreement and the other Loan Documents, this Agreement shall govern."

         14. All references to the term "Bank" or "Banks" (but not to the term "Majority Banks") in Section 2.1, 2.3, 2.4, 2.9, 2.10, 4A.1, 4A.2, 4A.3, 4B.1,
4B.2, 4B.3, 5.6, 5.7 and 5.8 of the Agreement shall mean the Revolving/Term
Banks.

         15. Exhibits N, O, and P are added to the Agreement in the form annexed hereto.

         16. The above amendments shall be effective as of the date hereof upon issuance by Borrowers of the Swing Line Note and delivery by Borrowers to Agent of all of the documents set forth on the closing agenda annexed hereto.

         17. Except as expressly modified hereby, all the terms of and conditions of the Agreement shall remain in full force and effect.

         18. Borrowers hereby represent and warrant that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's powers, had been duly authorized, are not in contravention of law or the terms of each of the Borrowers' Articles of Incorporation or Bylaws or Articles of Organization or Operating Agreement, as applicable, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the representations and warranties of Borrowers set forth in Sections 7.1 through 7.17 and 7.19 through 7.23 of the Agreement are true and correct, in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the representations and warranties of Borrowers set forth in Section 7.18 of the Agreement are true and correct in all material respects as of the date hereof with respect to the most recent financial statements furnished to the Bank by Borrowers in accordance with Section 8.1 of the Agreement; and (d) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute and Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

         19. This Amendment may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK,                         TRIM SYSTEMS OPERATING CORP.
as Agent

By: /s/ [ILLEGIBLE]                    By: /s/ [ILLEGIBLE]
   -----------------                      -------------------------
Its: Vice President                    Its: Vice President


                                       TRIM SYSTEMS, LLC

                                       By: /s/ [ILLEGIBLE]
                                          -------------------------
                                       Its: Vice President


                                       TEMPRESS, INC.

                                       By: /s/ [ILLEGIBLE]
                                          -------------------------
                                       Its: Vice President


REVOLVING/TERM BANKS:                  COMMERICA BANK

                                       By: /s/ [ILLEGIBLE]
                                          -------------------------
                                       Its: Vice President

                                             THE FIRST NATIONAL BANK OF
                                             CHICAGO


                                             By: /s/ [ILLEGIBLE]
                                                -------------------------------

                                             Its: V.P.
                                                 -------------------------------


                                             U.S. BANK NATIONAL ASSOCIATION


                                             By: /s/ [ILLEGIBLE]
                                                -------------------------------

                                             Its: Vice President
                                                 -------------------------------


SWING LINE BANK:                             COMERICA BANK


                                             By: /s/ [ILLEGIBLE]
                                                -------------------------------

                                             Its: Vice President
                                                 -------------------------------

                                  EXHIBIT "N"

                         REQUEST FOR SWING LINE ADVANCE

No.                                                      Dated:
   --------------                                               ----------------


To: Comerica Bank, Swing Line Bank

Re: Revolving Credit Agreement by and among Comerica Bank, as Agent, the lenders from time to time parties thereto (collectively, "Banks"), Trim Systems Operating Corp., Tempress, Inc. and Trim Systems LLC (collectively, "Companies") dated as of October 29, 1998 (as amended from time to time, the "Agreement").

         Pursuant to the Agreement, Companies request a Swing Line Advance from the Swing Line Bank as follows:

         A. Date of Advance:
                            ----------------

         B. Amount of Advance:

            $
             ----------------

            [ ] Comerica Bank Account No.
                                         ----------------

            [ ] Other:
                      -----------------------------------

                      -----------------------------------

         C. Availability:

1. Principal amount of requested Swing Line Advance (new          $
   money only):                                                    -------------

2. Principal amount of all Revolving Advances outstanding         $
   on the date of this Request:                                    -------------

3. Principal amount of all Swing Line Advances outstanding        $
   on the date of this Request:                                    -------------

4. Aggregate undrawn portion of Letter of Credit                  $
   outstanding on the date of this Request:                        -------------

5. Aggregate face amount of all Letters of Credit requested       $
   but not yet issued on the date of this Request:                 -------------

 6. Sum of Items 2 through 5:                                     $
                                                                   -------------

 7. Revolving Credit Aggregate Commitment in effect on the        $
    date of this Request:                                          -------------

 8. Borrowing Base as of the most recently delivered              $
    certificate:                                                   -------------

 9. Lesser of Items 7 and 8:                                      $
                                                                   -------------

10. Item 9 minus Item 6 (Availability): Item I must be less       $
    than Item 10                                                   -------------


         Companies certify to the matters specified in Section 4.3(e) of the Agreement.


                                             TRIM SYSTEMS OPERATING CORP.


                                             By:
                                                --------------------------------

                                             Its:
                                                --------------------------------


                                             TEMPRESS, INC.


                                             By:
                                                --------------------------------

                                             Its:
                                                --------------------------------


                                             TRIM SYSTEMS LLC


                                             By:
                                                --------------------------------

                                             Its:
                                                --------------------------------


Swing Line Bank Approval:
                         --------

                                  EXHIBIT "O"

                                SWING LINE NOTE

$3,000,000                                                     December __, 1998

         On the Revolving Credit Maturity Date, FOR VALUE RECEIVED, Trim Systems Operating Corp., a Delaware corporation, Tempress, Inc., a Washington corporation and Trim Systems LLC, a Delaware limited liability company (collectively, "Companies") promise to pay to the order of Comerica Bank ("Swing Line Bank") at 500 Woodward Avenue, Detroit, Michigan, in care of Agent, in lawful money of the United States of America, the sum of Three Million Dollars ($3,000,000), or so much of said sum as may from time to time have been advanced and then be outstanding hereunder pursuant to Article 4C of the Revolving Credit and Term Loan Agreement dated as of October 29, 1998, executed by and among the Companies, certain banks, including the Swing Line Bank, and Comerica Bank as Agent for such banks, as the same may be amended from time to time (the "Agreement"), together with interest thereon as hereinafter set forth.

         The unpaid principal indebtedness from time to time outstanding under this Note shall be due and payable on the Revolving Credit Maturity Date or as otherwise set forth in the Agreement.

         Each of the Swing Line Advances made hereunder shall bear interest at the Prime-based Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

         This Note is a note under which advances, repayments and readvances may be made from time to time, but only in accordance with the terms and conditions of the Agreement. This Note evidences borrowings under, is subject to, is secured in accordance with, and may be accelerated or matured under, the terms of the Agreement, to which reference is hereby made. Definitions and terms of the Agreement are hereby incorporated by reference herein.

         This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan (without regard to its conflict of laws provisions).

         Companies hereby waive presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

         Nothing herein shall limit any right granted Bank by any other instrument or by law.

                                   TRIM SYSTEMS OPERATING CORP.

                                   By: ________________________

                                   Its: _______________________


                                   TEMPRESS, INC.

                                   By: ________________________

                                   Its: _______________________


                                   TRIM SYSTEMS LLC

                                   By: ________________________

                                   Its: _______________________

                                  EXHIBIT "P"

                                    FORM OF
                   SWING LINE LOAN PARTICIPATION CERTIFICATE


                                                                __________, 19__

[Name of Bank]

____________________

____________________


Ladies and Gentlemen:

         Pursuant to Section 4C.5 of the Revolving Credit and Term Loan agreement dated as of October 29, 1998, among Trim Systems Operating Corp., Tempress, Inc., Trim Systems LLC, the Banks named therein and Comerica Bank, as Agent, the undersigned hereby acknowledges receipt from you of $___________ as payment for a participating interest in the following Swing Line Advance:

         Date of Swing Line Advance: _______________________________

         Principal Amount of Swing Line Advance: ___________________

The participation evidenced by this certificate shall be subject to the terms and conditions of the Revolving Credit and Term Loan Agreement including without limitation Section 4C.5(b) thereof.


                                           Very truly yours,

                                           COMERICA BANK, as Agent


                                           By: _________________________________

                                           Its: ________________________________

                                SWING LINE NOTE

$3,000,000                                                     December   , 1998


         On the Revolving Credit Maturity Date, FOR VALUE RECEIVED, Trim Systems Operating Corp., a Delaware corporation, Tempress, Inc., a Washington corporation and Trim Systems LLC, a Delaware limited liability company (collectively, "Companies") promise to pay to the order of Comerica Bank ("Swing Line Bank") at 500 Woodward Avenue, Detroit, Michigan, in care of Agent, in lawful money of the United States of America, the sum of Three Million Dollars ($3,000,000), or so much of said sum as may from time to time have been advanced and then be outstanding hereunder pursuant to Article 4C of the Revolving Credit and Term Loan Agreement dated as of October 29, 1998, executed by and among the Companies, certain banks, including the Swing Line Bank, and Comerica Bank as Agent for such banks, as the same may be amended from time to time (the "Agreement"), together with interest thereon as hereinafter set forth.

         The unpaid principal indebtedness from time to time outstanding under this Note shall be due and payable on the Revolving Credit Maturity Date or as otherwise set forth in the Agreement.

         Each of the Swing Line Advances made hereunder shall bear interest at the Prime-based Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

         This Note is a note under which advances, repayments and readvances may be made from time to time, but only in accordance with the terms and conditions of the Agreement. This Note evidences borrowings under, is subject to, is secured in accordance with, and may be accelerated or matured under, the terms of the Agreement, to which reference is hereby made. Definitions and terms of the Agreement are hereby incorporated by reference herein.

         This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan (without regard to its conflict of laws provisions).

         Companies hereby waive presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

        Nothing herein shall limit any right granted Bank by any other instrument or by law.


                                                  TRIM SYSTEMS OPERATING CORP.



                                                  By:__________________________


                                                  Its:_________________________



                                                  TEMPRESS, INC.



                                                  By:___________________________


                                                  Its:__________________________



                                                  TRIM SYSTEMS LLC



                                                  By:__________________________


                                                  Its:_________________________








                                        2